INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2016
INTANGIBLE ASSETS, NET
Schedule of intangible assets, net
	December 31, 2016	December 31, 2015
Intangible Assets	$30,214,116	$41,014,992
Accumulated Amortization & Impairment	(17,899,488)	(15,557,353)

Intangible assets, net	$12,314,628	$25,457,639

Schedule of future amortization of current intangible assets, net
2017	$2,317,258
2018	1,885,345
2019	1,801,910
2020	1,492,503
2021	1,324,119
2022 and thereafter	3,493,493

Total	$12,314,628